Exhibit 21.1
SUBSIDIARIES OF THE REGISTRANT

State or Country of
Name	Incorporation
Ackerman International Holland B.V.	Netherlands
Advanced Wirecloth, Inc.	Louisiana
AG Holding UK Unlimited	United Kingdom
Amclyde UK Limited	United Kingdom
Andergauge Limited	United Kingdom
Andergauge Redback, LLC	Texas
Andergauge USA, Inc.	Texas
Anderson Group Limited	United Kingdom
Black Max Argentina S.A.	Argentina
Bowen Downhole LLC	Delaware
Bowen Downhole, Inc.	Delaware
Brandt Energy Environmental, L.P.	Texas
Brandt Interests, Inc.	Delaware
Brandt Norge	Norway
Brandt Oilfield Services (M) Sdn. Bhd.	Malaysia
Brandt Servicios Petroleros S.A.	Peru
C.M.A. Canavera S.r.l.	Italy
Camco Drilling Group Limited	United Kingdom
Church Oil Tools, Inc.	Texas
CJSC Novmash	Belarus
Coil Services (North Sea) Limited	United Kingdom
Coil Services ME LLC	United Arab Emirates
Corlac Equipment Corp	Barbados
CTES Limited	United Kingdom
Diamond Products Interantional Venezolana, C.A.	Venezuela
Dreco DHT, Inc.	Delaware
Dreco Eastern Europe Ltd.	Alberta
Dreco Energy Services Ltd.	Alberta
Dreco Europe Limited	United Kingdom
Dreco International Finance (Barbados) Ltd.	Barbados
Dreco International Holdings Ltd.	Alberta
Dreco Limited	United Kingdom
Dreco LLC	Delaware
Elmar Far East Pty Ltd	Australia
Elmar Services (Middle East) Limited	United Kingdom
Elmar Services Pty Ltd	Australia
Enerpro de Mexico, S.A. de C.V.	Mexico
Environmental Procedures Inc.	Delaware
Fiber Glass System (Suzhou) Co. Ltd.	China
Fiber Glass Systems (Harbin) Co., Ltd.	China
Fiber Glass Systems Holdings, LLC	Delaware
Fiber Glass Systems, L.P.	Texas
GP USA Holding, LLC	Delaware
GPEX, L.P.	Texas
Grant Prdieco (Singapore) Pte Ltd	Singapore
Grant Prideco (Jiangsu) Drilling Products Co., Ltd	China
Grant Prideco AB TCA Holding LLC	Delaware
Grant Prideco Asia (Singapore) Pte Ltd	Singapore
Grant Prideco Canada Ltd.	Alberta
Grant Prideco de Venezulea, S.A.	Venezuela
Grant Prideco Equipmentos para Petrolea Ltda.	Brazil
Grant Prideco European Holding, LLC	Delaware

State or Country of
Name	Incorporation

Grant Prideco Finance, LLC	Delaware
Grant Prideco Holding, LLC	Delaware
Grant Prideco III C V	Netherlands
Grant Prideco Jersey Limited	Jersey Island and Delaware
Grant Prideco Limited	United Kingdom
Grant Prideco Mauritius Limited	Mauritius
Grant Prideco Netherlands B.V.	Netherlands
Grant Prideco PC Composites Holdings, LLC	Delaware
Grant Prideco Tube-Alloy Holding LLC	Delaware
Grant Prideco USA, LLC	Delaware
Grant Prideco, Inc.	Delaware
Grant Prideco, L.P.	Delaware
Grant Prideco, S.A. de C.V.	Mexico
Griffith Downhole Products GmbH	Germany
Harbin Star Fiberglass Ltd.	China
Hebei Huayouyiji Tuboscope Coating Co., Ltd.	China
HITEC AS	Norway
Hydra-Rig, Inc.	Delaware
Hydralift Amclyde, Inc.	Delaware
Hydralift AS	Norway
Hydralift BLM SA	France
Hydralift France SAS	France
Hydralift Holding UK Ltd.	United Kingdom
Inmobiliaria Industrial de Veracruz, S.A. de C.V.	Mexico
Inspecciones y Pruebas No Destructivs, S.A. de C.V.	Mexico
Intellipipe, Inc.	Delaware
Intelliserv International Holding, Ltd	Cayman Islands
IntelliServ Norway AS	Norway
Intelliserv, Inc.	Delaware
Istok Business Services LLC	Russian Federation
Jiangsu Grant Prideco Oil and Gas Equipment Co., Ltd.	China
Jiangyin Tuboscope Tubular Development Co., Ltd	China
JV FIDMASH	Belarus
Lanzhou LS-National Oilwell Petroleum Engineering Co. Ltd.	China
LLTT, Ltd.	Trinidad And Tobago
LSI Asia Pacific Pte. Ltd.	Singapore
Mid-South Machine, Inc.	Louisiana
Mono Group	United Kingdom
Mono Group Pension Trustees Limited	United Kingdom
Mono Pumps (Australia) Proprietary Limited	Australia
Mono Pumps Ltd.	United Kingdom
Mono Pumps New Zealand Limited	New Zealand
Monoflo NOV S.A.I.C.	Argentina
National Oilwell Algerie	Algeria
National Oilwell de Mexico S.A. de C.V.	Mexico
National Oilwell de Venezuela, C.A.	Venezuela
National Oilwell DHT, LP	Delaware
National Oilwell Middle East Company	Nova Scotia
National Oilwell Norway AS	Norway
National Oilwell Nova Scotia Company	Nova Scotia
National Oilwell Ontario, LLC	Delaware
National Oilwell Poland S.p.z.o.o.	Poland
National Oilwell Services de Mexico, S.A. de C.V.	Mexico
National Oilwell Sogne AS	Norway

State or Country of
Name	Incorporation

National Oilwell Varco (Thailand) Ltd.	Thailand
National Oilwell Varco do Brasil LTDA	Brazil
National Oilwell Varco Hjelset AS	Norway
National Oilwell Varco Petroleum Equipment (Shanghai) Co., Ltd.	China
National Oilwell Varco Pte Ltd.	Singapore
National Oilwell Varco Rig Equipment Trading (Shanghai) Co., Ltd.	China
National Oilwell Varco Solutions S.A. de C.V.	Mexico
National Oilwell Varco UK Limited	United Kingdom
National Oilwell Varco, Inc.	Delaware
National Oilwell Varco, L.P.	Delaware
National Oilwell-Netherlands B.V.	Netherlands
National-Oilwell Canada Ltd.	Alberta
National-Oilwell Pte. Ltd.	Singapore
National-Oilwell Pty. Ltd.	Australia
Natoil LLC	Delaware
Natoil, Inc.	Delaware
NBJ Manufacturas Petroleras (Bolivia) S.A.	Bolivia
NOV (Caymans), Ltd.	Cayman Islands
NOV (Malaysia) Sdn. Bhd.	Malaysia
NOV Brandt Europe France	France
NOV Brandt Oilfield Services Middle East LLC	United Arab Emirates
NOV de Argentina S.A.	Argentina
NOV DH de Mexico S.A. de C.V.	Mexico
NOV Expatriate Services, Inc.	Delaware
NOV India Private Limited	India
NOV Rigstore, Inc.	Delaware
NOV Sara India Private Limited	India
NOV Services Ltd.	Cayman Islands
NOV Tuboscope Middle East LLC	United Arab Emirates
NOV UK Finance Limited	United Kingdom
NOV-Fabtech FZCO	United Arab Emirates
NOW (Asia), Inc.	Mauritius
NOW (Barbados) SRL	Barbados
NOW Canada, L.P.	Alberta
NOW Downhole Tools, Inc.	Delaware
NOW International Nova Scotia Company	Nova Scotia
NOW International, Inc.	Delaware
NOW Nova Scotia Holdings, Inc.	Delaware
NOW Oilfield Services, Inc.	Delaware
NQL (Illinois) Inc.	Illinois
NQL (US) Inc.	Delaware
NQL Energy Services (Barbados) Ltd.	Barbados
NQL Energy Services US, Inc.	Texas
NQL Finance, L.L.C.	Delaware
NQL Holland B.V.	Netherlands
P&T Servicios Petroleros, C.A.	Venezuela
Pesaka Inspection Services SDN.BHD.	Malaysia
Prescott Drilling Motors, Inc.	Louisiana
Pretempca Servicios de Mexico, S.A. de C.V.	Mexico
Pridecomex Holding, S.A. de C.V.	Mexico
Procon Engineering Ltd.	United Kingdom
PT H-Tech Oilfield Equipment	Indonesia
PT National Oilwell Varco	Indonesia
Reed Hycalog International Limited	United Kingdom

State or Country of
Name	Incorporation

Reed-Hycalog de Mexico, S de R.L. de C.V.	Mexico
Reed-Hycalog Investment Pte. Ltd.	Singapore
Reed-Hycalog Services de Mexico S. de R.L. de C.V.	Mexico
Reed-Hycalog Singapore Partnership	Singapore
Reed-Hycalog UK Holdings, LLP	United Kingdom
ReedHycalog Angola, LLC	Delaware
ReedHycalog Argentina, LLC	Delaware
ReedHycalog Azerbaijan, LLC	Delaware
ReedHycalog Cameroon, LLC	Delaware
ReedHycalog CIS, LLC	Delaware
ReedHycalog Colombia, LLC	Delaware
ReedHycalog Congo, LLC	Delaware
ReedHycalog Coring Services International, Inc.	Delaware
ReedHycalog Del Ecuador S.A.	Ecuador
ReedHycalog Eurasia Ltd	United Kingdom
ReedHycalog Europe B.V.	Netherlands
ReedHycalog Gabon, LLC	Delaware
ReedHycalog International Holding, LLC	Delaware
ReedHycalog Italia S.R.L.	Italy
ReedHycalog Kazakhstan, LLC	Delaware
ReedHycalog Norway, LLC	Delaware
ReedHycalog Oilfield Services, LLC	Russian Federation
ReedHycalog Pty Ltd	Australia
ReedHycalog Romania, LLC	Delaware
ReedHycalog Thailand, LLC	Delaware
ReedHycalog UK Ltd	Ireland
ReedHycalog, L.P.	Delaware
ReedHycalog, LLC	Delaware
Sakhalin Outfitters LLC	Russian Federation
Sampwell Testing Services Ltd.	Alberta
Screen Manufacturing Co. Ltd.	Trinidad And Tobago
Servicios Tubulares TT, S.A. de C.V.	Mexico
Servizi Ispettivi s.r.l.	Italy
Shaffer India Private Limited	India
Smart Screen Systems, Inc.	Minnesota
Soil Recovery A/S	Denmark
STAR Sudamtex Tubulares S.A. (Joint Venture)	Venezuela
STS Products Inc.	Delaware
TA Industries, Inc.	Delaware
TAI Holding, Inc.	Delaware
Texas Oil Tools, Inc.	Nevada
The Brandt Company de Argentina S.A.	Argentina
Tianjin Grant Prideco TPCO Oilfield Products Co., Ltd.	China
Tianjin Grant TPCO Drilling Tools Company Limited	China
TS&M Supply	Alberta
TS&M Supply — Ontario	Ontario
TS&M Technical Sales & Maintenance Company	Nova Scotia
Tube-Alloy Capital Corporation	Texas
Tube-Kote, Inc.	Texas
Tubo-FGS, L.L.C.	Delaware
Tuboscope & Co. LLC	Oman
Tuboscope (Holding U.S.) Inc.	Delaware
Tuboscope Brandt de Colombia	Colombia
Tuboscope Brandt de Venezuela S.A.	Venezuela

State or Country of
Name	Incorporation

Tuboscope Holdings Limited	United Kingdom
Tuboscope Norge AS	Norway
Tuboscope Pipeline Services Inc.	Texas
Tuboscope Pipeline Services Limited	United Kingdom
Tuboscope Services, L.L.C.	Delaware
Tuboscope Servicios de Bolivia S.A.	Bolivia
Tuboscope Vetco (Deutschland) GmbH	Germany
Tuboscope Vetco (France) S.A.	France
Tuboscope Vetco (Osterreich) GmbH	Austria
Tuboscope Vetco Canada Inc.	Alberta
Tuboscope Vetco Capital Limited	United Kingdom
Tuboscope Vetco de Argentina S.A.	Argentina
Tuboscope Vetco Mexico, S.A. de C.V.	Mexico
Tuboscope Vetco Moscow	Russian Federation
Tuboscope Vetco Nigeria Limited	Nigeria
Tulsa Equipment Manufacturing Company	Oklahoma
TVI Holdings, L.L.C.	Delaware
V.O.F. National Oilwell Varco	Netherlands
Varco Al Mansoori Services Company LLC	United Arab Emirates
Varco BJ BV	Netherlands
Varco BJ FSC Inc	Barbados
Varco Canada Limited	Alberta
Varco CIS	Russian Federation
Varco do Brasil Ltda.	Brazil
Varco Drilling Equipment do Brasil Ltda.	Brazil
Varco I/P, Inc.	Delaware
Varco International de Venezuela, C.A.	Venezuela
Varco International do Brasil Equipamentos e Servicos Ltda.	Brazil
Varco Sara (India) Private Limited	India
Varco U.S. Holdings, Inc.	Delaware
Varco UK Acquisitions Limited	United Kingdom
Varco US Finance, Inc.	Delaware
Varco, L.P.	Delaware
VCR Panama Inc.	Panama
Vector Oil Tool Ltd.	Alberta
Venwell International Inc. (Trinidad Branch)	Texas
Vetco Coating GmbH	Germany
Vetco Enterprise AG	Switzerland
Vetco Pipeline Services Ltd.	Alberta
Vetco Pipeline Services, Inc.	Texas
Vetco Saudi Arabia Ltd.	Saudi Arabia
Vetco Services Sendirian Berhad	Brunei Darussalam
Vetco Technology GmbH	Germany
Voest Alpine Middle East Free Zone Establishment	Austria
Voest Alpine Tubulars Gmbh	Austria
Voest Alpine Tubulars GmbH & Co KG	Austria
Welch Power Source, L.L.C.	Louisiana
Woolley, Inc.	Texas
XL Systems Antilles, N.V.	Netherlands
XL Systems Europe B.V.	Netherlands
XL Systems International, Inc.	Delaware
XL Systems, L.P.	Texas
XST Holdings, Inc.	Texas